Corporate Presentation January 2024 Exhibit 99.1

Legal Disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as "may", "anticipate", "believe", "could', "expect", "should", "plan", "intend", "estimate", "will", "potential" and "ongoing", among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our financial performance; and the implementation of our business model, and strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Aura Biosciences – Developing a Novel Class of Drugs in Oncology Ocular Oncology Franchise Choroidal Melanoma – Global Ph 3 CoMpass Trial: FPI was Q4 2023 Most US sites activated; Trial actively enrolling Special Protocol Assessment (SPA) Agreement with FDA Ph 3 assumptions supported by Ph 2 data Choroidal Metastasis – Ph 2 trial planned to initiate in mid-2024 Second ocular indication potentially doubles market opportunity Urologic Oncology Franchise Clinical complete response in first patient with single dose Data supports dual mechanism Updated protocol includes both NMIBC and MIBC Strong Cash Position Current cash runway expected to fund operations into 2H 2026

Pipeline Targeting Life-Threatening Cancers with High Unmet Needs

Program	Preclinical	Phase 1	Phase 2	Phase 3	Planned Milestones
OCULAR ONCOLOGY					
Primary Choroidal Melanoma (Suprachoroidal administration)					**YE 2024** – Majority of sites activated globally
Choroidal Metastasis (Multiple primary cancers with metastasis in the eye e.g., Breast and Lung)					**YE 2024** – Ph 2 data
Cancers of the Ocular Surface					
OTHER SOLID TUMORS					
Bladder Cancer (NMIBC and MIBC)					**Mid-2024** – Ph 1 data
Other HSPG* Expressing Tumors (e.g., Cutaneous melanoma, HNSCC)					

Global Commercial Rights for All Product Candidate Indications

*VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. *Schiller et al. Viruses* 2022, *14*(8), 1656

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Targeted Oncology Platform: Virus-Like Drug Conjugates (VDCs) Virus-Like Particle Conjugated to a Cytotoxic Payload Selective Binding to Tumor Associated HSPGs* Virus-Like Particle (VLP) Virus-Like Drug Conjugate (VDC) Cx Cytotoxic Drug Kines et al; International Journal of Cancer, 138;901–911, February 2016; Kines et al; Molecular Cancer Therapeutics, 17(2) February 2018; Kines et al; Cancer Immunology Research, May 2021 Potential Key Differentiation: Potency, Multivalent Binding and Selectivity Potential Treatment of Multiple Solid Tumors *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Bel-sar is a VDC with a Novel Dual Mechanism of Action Light Activatable Drug Bel-sar Bel-sar is a novel VDC that consists of VLP conjugated to ~200 molecules of light activatable drug Potential Key Differentiation: Agnostic to Genetic Mutations, Less Susceptible to Resistance Mechanisms, Long Term Anti-tumor Immunity Kines et al; Cancer Immunology Research, May 2021 VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAG) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656 Bel-sar – Belzupacap Sarotalocan Reactive oxygen species disrupts cell membrane and organelles

Ocular Oncology Franchise Bel-sar INN: belzupacap sarotalocan Target Indications: Early-Stage Choroidal Melanoma Choroidal Metastasis Other Ocular Cancers

Primary Choroidal Melanoma—High Unmet Medical Need

Choroid is 90% of the uvea[1]

50% of patients develop metastasis within 15 years (metastatic uveal melanoma)[2]

Uvea: Choroid, Ciliary Body and Iris



Sclera
choroid
Retina
Iris
Cornea
Lens
Vitreous
Ciliary Body

Most common primary intraocular cancer in adults[2]

Impacts **~11,000** patients in US/Europe per year[3]

~80% patients diagnosed with **early-stage disease**[3]

Choroidal Melanoma is a Rare and Life-Threatening Primary Ocular Cancer with No Drugs Approved

1. Heiting, G. Iris/uvea of the eye. Accessed Oct. 3, 2023. https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/
2. Kaliki S, Shields CL. Uveal melanoma: relatively rare but deadly cancer. *Eye* (Lond). 2017;31(2):241-257. doi:10.1038/eye.2016.275
3. Clearview & Putnam & Assoc. Market Research

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Radiotherapy is the Standard of Care for Early-Stage Disease

Plaque Brachytherapy for Choroidal Melanoma Requires Invasive Surgery with Irreversible Complications and Does Not Prevent Metastasis


A
B

(A) Schematic drawing showing a Collaborative Ocular Melanoma Study (COMS) style plaque sutured to the sclera overlying the location of the uveal melanoma[1]
(B) Intraoperative photograph showing COMS plaque in place. The plaque stays in place for 3 to 7 days[1]



Surgical treatment of large choroidal melanoma with ruthenium 106 plaque brachytherapy[2]

Maculopathy, Cataract, Glaucoma, Vitreous Detachment and Vitreous Hemorrhage are Common Vision Threatening Complications of Brachytherapy[3]

1. Up To Date. Plaque brachytherapy for uveal melanoma. Accessed September 20, 2023. https://ykhoa.org/d/image.htm?imageKey=ONC/116591
2. Kim M, Lee SM, Lee. Surgical treatment of a large choroidal melanoma. American Academy of Optometry 2022 Video Program. March 1, 2023. Accessed September 20, 2023. https://www.aao.org/education/annual-meeting-video/surgical-treatment-of-large-choroidal-melanoma
3. Peddada KV, Sangani R, Menon H, Verma V. Complications and adverse events of plaque brachytherapy for ocular melanoma. *J Contemp Brachytherapy*. 2019;11(4):392-397. doi:10.5114/jcb.2019.87407

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Up to 87% of Patients Will be Blinded when Treated with Radiotherapy

Proportion of Patients Legally Blind (BCVA ≤20/200) after Brachytherapy[1,2]



100%
80%
60%
40%
20%
0%
Baseline
Year 1
Year 2
Year 3
Long Term

Contrast Sensitivity Diminishes Significantly within the First Year after Brachytherapy and Continues to Deteriorate Over Time[2]



Normal Vision



Vision with Reduced Contrast Sensitivity

Visual Acuity, Color Vision and Contrast Sensitivity Decrease Significantly within the First Year after Treatment and Continue to Decrease Over Time

1. Jarczak J, Karska-Basta I, Romanowska-Dixon B. Deterioration of visual acuity after brachytherapy and proton therapy of uveal melanoma, and methods of counteracting this complication based on recent publications. *Medicina* (Kaunas). 2023;59(6):1131.
2. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. Visual acuity, contrast sensitivity and color vision three years after iodine-125 brachytherapy for choroidal and ciliary body melanoma. *Open Ophthalmol J*. 2015;9:131-5.

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Benefit/Risk of Radiotherapy Drives "Watch and Wait" in Patients with Early-Stage Disease


Prevalence:
Patients US/EU
Early Stage
Indeterminate Lesions and Small PCM
(~8,000)[1]
Late Stage
Medium/large PCM
(~2,300)[1]
Metastatic Disease
(~2,000)[2]


Current
Treatment
Watch and Wait/Brachytherapy
inevitably
Brachytherapy: Vision Loss/Blindness
Systemic Chemotherapy
(KIMMTRAK)

Most of the Addressable Population is Untreated Due to Risk of Treatment Related Vision Loss and Severe Comorbidities

1. Clearview & Putnam & Assoc. Market Research
2. Kaliki S, Shields CL. Uveal melanoma: relatively rare but deadly cancer. *Eye* (Lond). 2017;31(2):241-257. doi:10.1038/eye.2016.275

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Bel-sar has the Potential to be the First Approved Therapy in Primary Choroidal Melanoma No radiation-related morbidity Preservation of vision Local tumor control Opportunity to treat early and reduce risk of metastases Improvement in safety and quality of life Bel-sar is Delivered by Simple Suprachoroidal Injection Goals of Treatment suprachoroidal Light Activation with Standard Ophthalmic Laser Bel-sar – Belzupacap Sarotalocan 3-4h In-Office Two injections (2min. each) 30 min apart 10-30 min. procedure

Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity

~66,000 patients/year

Ocular Oncology Franchise total addressable market (US/EU)

~35,000 patients/year[3]
Cancers of the Ocular Surface

11,000 patients/year[1]
Choroidal Melanoma

Multibillion $ addressable market opportunity



Retinoblastoma
500 patients/year[2]

Choroidal Metastasis
20,000 patients/year[1]

11,000 patients/year

Choroidal Melanoma patients diagnosed each year (US/EU)

~80%
of patients are diagnosed at the early stage (indeterminate lesions (ILs) and small tumors)

Current radiotherapy treatment
Leaves ~87% of patients with major irreversible vision loss

~100
Ocular Oncologists in US/EU — focused call point

<20
Field Based Team
Intend to add small sales force to launch globally

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis
2. American Cancer Society- Retinoblastoma statistics
3. Includes Conjunctival Melanoma, Primary Acquired Melanosis, Squamous Cell Carcinoma and Ocular Surface Squamous Neoplasia (https://pubmed.ncbi.nlm.nih.gov/12788119/; https://pubmed.ncbi.nlm.nih.gov/19628487/; https://pubmed.ncbi.nlm.nih.gov/8676629/; https://pubmed.ncbi.nlm.nih.gov/29511061/; https://pubmed.ncbi.nlm.nih.gov/9037556/)

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Potential Future Patient Treatment Journey



Prevalence:
Patients US/EU
Early Stage
Indeterminate Lesions and Small PCM
(~8,000)[1]
Late Stage
Medium/large PCM
(~2,300)[1]
Metastatic Disease
(~2,000)[2]

Treatment



First Line Treatment with Bel-sar

Brachytherapy: Vision Loss/Blindness





Chemotherapy (KIMMTRAK)



Bel-Sar has the Potential to be an Effective, Vision Preserving Therapy for the Treatment of Indeterminate Lesions and Small Choroidal Melanoma

1. Clearview & Putnam & Assoc. Market Research
2. Kaliki S, Shields CL. Uveal melanoma: relatively rare but deadly cancer. *Eye* (Lond). 2017;31(2):241-257. doi:10.1038/eye.2016.275

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Adverse Event or Adverse Reactions KIMMTRAK1 Darovasertib + Crizotinib Combination2 Bel-Sar Any Grade Any Grade Any Grade* Cytokine release syndrome 89% Not Disclosed 0% Rash 83% Not Disclosed 0% Pyrexia 76% Not Disclosed 0% Pruritus 69% Not Disclosed 0% Fatigue 64% 40% 0% Nausea 49% 79% 0% Vomiting Not Disclosed 52% 0% Chills 48% Not Disclosed 0% Hypo-/hyperpigmentation 47% Not Disclosed 0% Abdominal pain 45% Not Disclosed 0% Edema 45% 57% 0% dermatitis acneiform Not Disclosed 44% 0% Hypotension Not Disclosed 34% 0% Hypoalbuminemia Not Disclosed 32% 0% Dizziness Not Disclosed 28% 0% Immunocore Corporate Presentation. 2023 August. Slide 12. https://ir.immunocore.com/static-files/415c5cbb-caae-4ffa-9beb-cb40cfcfc132 IDEAYA Clinical Update Presentation. 2023 April 24. Slide 10. Note: Certain data in this presentation are based on a cross-trial comparisons and are not based on any head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Results of head-to-head comparisons may differ significantly from those set forth herein. *Safety outcomes for ongoing Ph2 study with bel-sar presented on slide 22 Bel-sar has Demonstrated a Favorable Profile for the Treatment of Early-Stage Disease

Choroidal Melanoma Ph 2 Data

Ph 2 Trial – Dose Escalation and Expansion with Suprachoroidal Administration

Patient Population Representative of Early-Stage Disease: Indeterminate Lesions and Small Choroidal Melanoma

Endpoint	Endpoint Definitions
Tumor Progression	Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter (LBD)
Visual Acuity Loss	Decrease from Baseline: ≥15 letters
Tumor Thickness Growth Rate	Change in Rate of Growth of Tumor Thickness

Trial Design – Enrollment Complete (n=22)



1 dose- 20 µg x 1 Laser
Cohort 1 (n=1)
1 dose- 40 µg x 1 Laser
Cohort 2 (n=3*)
1 dose- 40 µg x 2 Lasers
Cohort 3 (n=2)
2 doses- 40 µg x 2 Lasers QWx2
Cohort 4 (n=3)
6-9 doses- 40 µg x 2 Lasers QWx3 Up to 3 cycles
Cohort 5
2 Cycles (n=1)3 Cycles (n=2)
9 doses- 80 µg x 2 Lasers QWx3 3 cycles
Cohort 6
(n=up to 10)
Subtherapeutic Regimens
N=10
1- 2 Doses (n=9); 2 cycles-6 doses (n=1)
Therapeutic Regimen
N=11**
3 Cycles (9 doses)

One Cycle = Doses on days 1, 8, and 15

Goal: To Determine Safety, Optimal Dose and Therapeutic Regimen with Suprachoroidal Administration

*Cohort 2: 2 subjects were planned; third subject was additionally enrolled due to dose error in 1 subject
**12 patients enrolled, 1 subject who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). Data that follows will be based on a cohort of 11
ClinicalTrials.gov Identifier: NCT04417530 ; AU-011-202

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High Tumor Control Rates Observed – Durable at 12 Months Follow Up Dose Response: Subtherapeutic vs Therapeutic Regimen Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment August 3, 2023, data on file Aura Biosciences Dose/Regimen Total Patients (n) Total Patients (n) Tumor Control Rate Subtherapeutic Regimens Single dose up to 2 cycles 10 20% (2/10) Therapeutic Regimen 3 Cycles (n=11) 11 73% (8/11) 3 Cycles and Ph 3 eligible (n=10)* 10 80% (8/10) >90% Completed 12 Months * One subject with circumpapillary tumor that did not meet Ph 3 criteria is not included High Tumor Control Rates with Therapeutic Regimen in Ph 3 Eligible Patients with Active Growth

High Tumor Control Rates Observed in Ph 3 Population Treated with Therapeutic Regimen August 3, 2023, data on file Aura Biosciences Active Growth and 3 Cycle Regimens (n=10) Progression Definition based on Tumor Thickness (Increase ≥0.5mm) Change from Baseline in Tumor Thickness Over 12 Months Treatment Timeframe Follow-up Timeframe Change from Baseline in Tumor Thickness (mm) Subtherapeutic Regimens (n=10) Ph 2 Interim Data Demonstrated Tumor Control Rate of 80%, with 90% of Patients at 12 Months of Follow Up Change from Baseline in Tumor Thickness (mm) Patients who had documented growth at entry (n=6) Patients who did not have documented growth at entry (n=4) Progression Definition based on Tumor Thickness (Increase ≥0.5mm) Change from Baseline in Tumor Thickness Over 12 Months Treatment Timeframe Follow-up Timeframe Patients who had documented growth at entry (n=10)

Ph 2 Interim Data Demonstrated a Negative Growth Rate Post-Treatment Successful Treatment with 3 Cycle Regimen in Ph 3 Eligible Tumors with Active Growth Change in Tumor Growth (mm/yr) (n=8) August 3, 2023, data on file Aura Biosciences Tumor thickness growth rates/ slopes estimated using Mixed Models for Repeat Measures (random intercept and slope model for Historical and Study periods) Interim Data Showed Negative Growth Rate Among Responders in Planned Ph 3 Population (P <0.0001) Rate of Tumor Growth (mm/yr) + 0.383 - 0.001 P < 0.0001

. Populations Total Patients (n) Vision Failures (n) Vision Preservation Rate All Dose Cohorts All Treated Patients 22 1 96% Subtherapeutic Single dose up to 2 cycles 10 0 100% Therapeutic Regimens 3 Cycles (n=11) 11 1 91% 3 Cycles and Ph 3 eligible (n=10)* 10 1 90% >90% Patients Completed 12 months 90% Visual Acuity Preservation Despite 80% of These Patients Being at High Risk for Vision Loss *One subject with circumpapillary tumor that doesn’t meet Ph 3 criteria is not included August 3, 2023, data on file Aura Biosciences Vision acuity loss definition based on ETDRS BCVA letter score (≥ 15 letters from baseline) 90% Visual Acuity Preservation Data Supports Potential to be Front Line Therapy for Early-Stage Disease Median Change in BCVA in Ph3 Eligible Patients with Therapeutic Regimen (n=10) Vision Loss (15 letters) Months

Ph 2 Safety Data Supports Potential to be First Line Treatment in Early-Stage Disease

Ongoing Ph 2 Safety Outcomes with SC Administration

All Treated Subjects (n=22) Drug/Laser Related Adverse Events >5% Subjects*	Grade I	Grade II	Grade III	Total
Anterior Chamber Inflammation	18%	0	0	18%
Anterior Chamber Cell	9%	0	0	9%
Eye Pain	9%	0	0	9%

Table presents percentage of subjects with AEs related to bel-sar or laser by severity and overall; subjects with more than 1 AE are counted in the highest severity group
*Treatment-emergent AEs related to bel-sar or laser in 1 patient each or <5% (anisocoria, conjunctival edema, cystoid macular edema, pupillary reflex impaired, retinal pigment epitheliopathy, salivary gland enlargement)

August 3, 2023, data on file Aura Biosciences

Adverse Event	Radiotherapy*	Bel-Sar+
Surgeries secondary to AEs+ (e.g., Cataracts)	40%+	0%
Radiation Retinopathy	40%+	0%
Neovascular Glaucoma	10%	0%
Dry Eye Syndrome	20%	0%
Strabismus	2%+	0%
Retinal Detachment	1-2%	0%
Vision Loss (≥15 letters)	~70%	~5%
Serious Adverse Event	**Radiotherapy***	**Bel-Sar+**
Scleral Necrosis	0-5%	0%
Enucleation/Eye Loss	10-15%	0%
Severe Vision Loss (≥30 letters) in HRVL**	~90%	0%++

* Certain data in this presentation are based on a cross-trial comparisons and are not based on any head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Results of head-to-head comparisons may differ significantly from those set forth herein.
+Related to bel-sar or laser
**73% (16/22) of patients in Ph2 SC trial were at high risk for vision loss

No Posterior Inflammation, No SAEs and No Grade 3 Related Adverse Events

*J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257
**High-Risk Vision Loss (HRVL) are those subjects with tumors <3mm to fovea or optic nerve
Bel-Sar – Belzupacap Sarotalocan; AEs – Adverse Events; SAEs – Serious Adverse Events

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Randomized Controlled Global Ph 3 Trial

SPA Agreement with FDA Supports Global Ph 3 Trial Design Fast Track and Orphan Designations Time to Composite Endpoint: Tumor Progression or Visual Acuity Failure Time to Tumor Progression Primary Endpoint First Key Secondary Endpoint Enrollment (N=~100) Randomize (2:1:2) 80 µg bel-sar treatment arm (n=40) 40 µg bel-sar treatment arm (n=20) Sham control arm (n=40) 15 Month Primary Efficacy Analysis An SPA Indicates Concurrence by the FDA that the Design of the Trial can Adequately Support a Regulatory Submission SPA Agreement SPA – Special Protocol Assessment; Bel-sar – Belzupacap Sarotalocan

Kaplan-Meier Analysis Simulation of Key Primary & Secondary Endpoint with Ph 2 Data

Time to Tumor Progression



Progression-Free Probability
1.0
0.8
0.6
0.4
0.2
0.0
+ Censored
Log-rank test
p=0.0012
Subtherapeutic up to 2 cycles (n=10)
3 cycles (n=10)
0
100
200
300
400
500
Days

Time to Composite Endpoint



Progression-Free Probability
1.0
0.8
0.6
0.4
0.2
0.0
+ Censored
Log-rank test
p=0.0023
Subtherapeutic up to 2 cycles (n=10)
3 cycles (n=10)
0
100
200
300
400
500
Days

Note: Subjects either had an event or were censored at the last visit. Some subjects had Week 52 visit after 365 days.
Time to Composite Endpoint is defined as time to tumor progression or vision acuity failure, whichever occurs earlier.
Tumor progression is defined as a change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment.
Log-rank test p-value based on unsimulated original KM curves
August 3, 2023 data on file Aura Biosciences
Study duration 12 months. Some patients presented delayed for their final 12-month visit. Any events at the final visit are assigned to the actual time of that visit.

Ph 2 Interim Data Supports Assumptions for the Potential Success of Ph 3 with High Statistical Significance

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Clinical Endpoints to Support Potential Approval in Alignment with Regulatory Agencies Note: Tumor Height is synonymous with Tumor Thickness; VA – Visual Acuity; Bel-sar – Belzupacap Sarotalocan Conservative Assumptions Provide Support for Potential for Regulatory Submission (Phase 3 Trial Powered at 95%) 45% 13% Tumor Progression Assumptions Visual Acuity Loss Assumptions Endpoint Endpoint Assumptions Endpoint Definitions Tumor Progression Bel-sar: 35% Tumor Progression Sham: 80% Tumor Progression Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter Vision Acuity Loss Bel-sar: 15% VA Loss Sham: 2% VA Loss Decrease from baseline: ≥15 letters Composite Endpoint

Choroidal Metastasis

Choroidal Metastasis is a High Unmet Medical Need

Originate from **Multiple Primary** Cancers (e.g., Breast and Lung)

20,000/year eyes diagnosed in US

88% with choroidal location
72% unilateral and solitary



Skin
2%
Kidney
2%
Prostate
2%
Breast
40-53%
Lung
20-29%
GI
4%

Standard of Care is Daily Radiotherapy for 4 Weeks



Vision Loss and Radiation Associated Complications

Choroidal Metastasis Cause Decreased Vision and Decreased Quality of Life in Patients Fighting Metastatic Cancer

Mathis et al. New concepts in choroidal metastasis, *Progress in retinal and eye research* (2019), Cohen, Ocular metastasis, Eye (2014), Shields et al. Survey of 520 eyes with uveal metastases. *Ophthalmology* (1997), Namad et al. Bilateral choroidal metastasis from non-small lung cancer, Case reports in oncological medicine (2014).

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Choroidal Metastasis – Ph 2 Trial Design

Study Design (n=12*)

Cohort 1a
N=3 patients
80µg x 2L
1 cycle

→

Cohort 2a
N=3 patients
140µg x 2L
1 cycle

→

Cohort 3a
N=3 patients
200µg x 2L
1 cycle

→

Cohort 3b
N=3 patients
200µg x 2L
2 cycles

Study Objectives

- Safety/DLT
- Efficacy
  - Choroidal Tumor Progression
  - Choroidal Tumor Growth rate
  - Vision improvement

Study Population

- Patients with unilateral, unifocal choroidal metastasis
- Breast or Lung Primary
- No changes in concurrent systemic medications planned

Highlights: Primary Endpoint at one-month post-treatment; possibility to see tumor shrinkage; FDA oncology division

*3+3 Design. Each cohort will have a minimum of 3 and a maximum of 6 patients.

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Urologic Oncology Bel-sar INN: belzupacap sarotalocan Target Indications: Bladder Cancer

Bladder Cancer is a High Unmet Medical Need Non-Muscle Invasive Bladder Cancer Muscle Invasive Bladder Cancer ~500,000 New cases/ year globally1 61,000 New cases/year in the US1 New cases/year in the US2 20,000 Putnam & Assoc. Epidemiology Analysis Campbell-Walsh-wein Urology, 2021, 12th edition ; Chapter 137, page 3112  Recurrence, multiple TURBT surgeries, Progression of Disease, Loss of Bladder/Cystectomy Progression of Disease, Loss of Bladder/Cystectomy, Metastasis and Survival Unmet Need Unmet Need

Intravesical gene therapy (Adstiladrin) Systemic Immunotherapy (Keytruda) INTRAVESICAL CHEMOTHERAPY Bel-Sar has the Potential to be Front Line in Conjunction with TURBT Presents with Blood in urine TURBT BCG >6 tx INTRAVESICAL CHEMOTHERAPY Adding Bel-sar can potentially: Prevent Recurrence after TURBT Avoid need for Adjuvant Chemotherapy Avoid need for six cycles of BCG Increase efficacy of checkpoint inhibitors Prevent Cystectomy Urologist Adjuvant Therapy BCG Refractory Intravesical gene therapy (Adstiladrin) Systemic Immunotherapy (Keytruda) Cystectomy Illustrative Current Bladder Cancer Patient Journey Diagnosis and Treatment Plan Illustrative Future Bladder Cancer Patient Journey Presents with Blood in urine BCG >6 tx Urologist Adjuvant Therapy BCG Refractory Cystectomy Diagnosis and Treatment Plan Bel-sar + TURBT recurrence BCG – Bacillus Calmette Guerin; TURBT- transurethral resection of bladder tumor

Bel-Sar has a Unique MoA Designed for the Local Treatment Bel-sar’s Local Administration is Aligned with Clinical Practice and has a Unique MoA that may be Complementary to Other Drugs Local Administration and Light Activation with Standard Cystoscope Bel-sar, AU-011 – Belzupacap Sarotalocan MoA – Mechanism of Action Bladder injections are common and simple to perform (e.g., Botox) Precedent for immune-mediated tumor clearance (BCG & checkpoint inhibitors) Local delivery in the bladder increases tumor drug exposure Lasers are commonly used by urologists Treatment Aligned with Current Urologic Oncology Practice

Ph 1 Trial Designed to Evaluate Safety, Feasibility and MoA Ph 1 Data is Anticipated to Support the Future Development of Bel-sar for the Treatment of Both NMIBC and MIBC Study Design and Objectives (n=19) Bel-sar Alone Part 1 (n=5) Part 2 (n=14) Bel-sar + Focal Light Activation Completed Ongoing Safety/DLT Feasibility of technique Focal distribution of bel-sar Focal necrosis Markers of immune activation TURBT and cystectomy patients NMIBC and MIBC patients No treatment-related adverse events, serious adverse events or dose-limiting toxicities were seen for the 5 patients Study Objectives Study Population Bel-sar – Belzupacap Sarotalocan MoA – Mechanism of Action TURBT- transurethral resection of bladder tumor

Clinical Complete Response with Immune Activation after Single Dose Confirmed by Histopathology

Ph 1- Preliminary Data Light Activated Cohort (n=1)

DAY 1



Biopsy



BLADDER LUMEN
Urothelium
Lamina propria
Muscle
Injection of AU-011
AU-011 binds to the tumor
Drug activation via infrared light
Tumor necrosis
Day 1
Day 1
Day 2
Day 3-7
Immune activation

Day 9

TURBT



Biopsy

Day 1
Diagnostic biopsy shows non-invasive, low grade urothelial carcinoma
Injection of Bel-sar (100ug) performed within tumor and below tumor
(Aura present w/ Urologist)

Day 2
Urologist performs Light activation with 689nm infrared light (50J/cm^2)
(~5 min duration)
(Aura present w/ Urologist)

Day 9
Urologist performs TURBT in area where tumor used to be present. Biopsy shows denuded urothelial mucosa, no cancer cells;
focal ulcer and chronic inflammation (eosinophils/lymphocytes)

Bel-sar, AU-011 – Belzupacap Sarotalocan
TURBT- transurethral resection of bladder tumor

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Pre-Treatment Biopsy (Day 1) shows Papillary Urothelial Carcinoma Papillary urothelial carcinoma Example of papillary carcinoma (Ta) H&E Stain Pre-injection bladder biopsy demonstrating low-grade papillary urothelial carcinoma; non-invasive.

Clinical Complete Response Confirmed by Histopathology after Single Dose of Bel-sar Disappearance of all cancer cells after treatment and immune activation Post-treatment TURBT demonstrating necrosis, inflammatory infiltrate, and no residual carcinoma. Circled region shows area of necrosis; arrow indicates edge of inflammatory infiltrate. necrosis Immune infiltrate Evidence of Complete Response by Absence of Tumor Cells after Single Dose Treatment in First Patient

Durable CRs with Single Administration of Bel-sar in Bladder Cancer Model Data Demonstrated Robust Nonclinical Activity Supporting Development of Bel-sar as Single Agent and in Combination with Checkpoint Inhibitors Syngeneic Mouse Tumor Bladder Model (MB49 Model in C57BL/6 Mice) (N=8 -10/group) Tumor Regression Survival Survival After Re-challenge AU-011 Single Dose Treatment of Tumor Caused Anti-Tumor Immune Response and Prevented Tumor Growth After Re-Challenge Bel-sar: Belzupacap Sarotalocan; CR: Complete Responses Kines et al. Can Immunol Res 9(6):693-706, 2021

Strategy & Key Milestones

Aura Biosciences – Developing a Novel Class of Drugs in Oncology Ocular Oncology Franchise Choroidal Melanoma – Global Ph 3 CoMpass Trial: FPI was Q4 2023 Most US sites activated; Trial actively enrolling Special Protocol Assessment (SPA) Agreement with FDA Ph 3 assumptions supported by Ph 2 data Choroidal Metastasis – Ph 2 trial planned to initiate in mid-2024 Second ocular indication potentially doubles market opportunity Urologic Oncology Franchise Clinical complete response in first patient with single dose Data supports dual mechanism Updated protocol includes both NMIBC and MIBC Strong Cash Position Current cash runway expected to fund operations into 2H 2026